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                                                              EXHIBIT 99.906CERT

N-CSR EXHIBIT FOR ITEM 10(b): SECTION 906 CERTIFICATIONS

Certification Under Section 906 of the Sarbanes-Oxley Act of 2002

Verne Sedlacek, President and Chief Executive Officer and Peter Kirby, Treasurer, of the Commonfund Institutional Funds (the "Registrant"), each certify that:

1. The Registrant's periodic report on Form N-CSR for the period ended October 31, 2003 (the "Form N-CSR") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    December 23, 2003            /s/ Verne Sedlacek
       -----------------------       ---------------------------------------
                                      Verne Sedlacek,
                                      President and Chief Executive Officer
                                      [Signature]


Date:    December 23, 2003            /s/ Peter Kirby
       -----------------------       -------------------------------------------
                                      Peter Kirby, Treasurer
                                      [Signature]


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C Section 1350 and is not being filed as part of the Form N-CSR with the Commission.